UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) May 21, 2012

OLD REPUBLIC INTERNATIONAL CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
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(Address of principal executive offices) (Zip Code)

(312) 346-8100
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(Registrant’s telephone number, including area code)

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

    On May 21, 2012, Old Republic International Corporation (the "Company") announced that its wholly-owned subsidiary, Republic Financial Indemnity Group, Inc. ("RFIG") had sold a 20.6% common equity interest to a group of investors.  The Company also announced that it planned to spin-off substantially all of the remaining shares of RFIG to the Company's shareholders following a registration of  RFIG's stock.  The Company's announcement also indicated that Christopher S. Nard would become the Chief Executive Officer and President of RFIG with the spin-off, and that R. Scott Rager would succeed Mr. Nard as the Company's President at that point.

    The full text of the Company's announcement appears as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(c)        Exhibits

99.1           Press Release dated May 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: May 22, 2012	By: __/s/ Karl W. Mueller_________________________
Karl W. Mueller
Senior Vice President,
Chief Financial Officer and Chief Accounting Officer